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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2004


                                   REVA, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-26235

            COLORADO                                      54-1921580
 (State or other jurisdiction of                        (IRS Employer
incorporation or organization)                       Identification Number)

            2705 CANTON STREET                              75226
            DALLAS, TEXAS                                (Zip Code)
(Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (469) 227-7605

                                   ----------

                  FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:
               212 NORTH OAK STREET, SUITE A, ROANOKE, TEXAS 76262


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                                TABLE OF CONTENTS

Item 1. Changes in Control of Registrant
Item 2.  Acquisition or Disposition of Assets
Item 7.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Securities Purchase Agreement


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Item 1. Changes in Control of Registrant

Effective June 30, 2004, Reva, Inc. (the "Company") acquired all of the issued and outstanding common stock of Blue Ocean Wireless, Inc., a Texas corporation engaged in the wireless communications industry. In consideration for such purchase, the Company issued an aggregate of 30,000,000 restricted shares of the common stock of the Company, allocated as follows: 90% (or 27,000,000 shares) to Blue Ocean Technologies, LLC, a Texas limited liability company ("BOT"), and 10% (or 3,000,000 shares) to OutBack Management Services, L.L.C., a Texas limited liability company. BOT is a wholly-owned subsidiary of Ocean Resources, Inc.

Following the acquisition, BOT beneficially owns 35% of the 86,100,829 outstanding voting securities of the Company, and consequently is considered by management of the Company to have acquired control of the Company.

Item 2. Acquisition or Disposition of Assets

Effective June 30, 2004, the Company acquired all of the issued and outstanding common stock of Blue Ocean Wireless, Inc., a Texas corporation engaged in the wireless communications industry. Considered by management of the Company to be in the ordinary course of business, this transaction expanded the Company's broadband and wireless division, as well as its coverage of wireless communications customers in the North Texas area.

A copy of the agreement by which the acquisition was effected is attached to this report as an exhibit.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements of business acquired:

                  Not applicable

         (b) Pro Forma Financial Information:

                  To be filed by amendment.

         (c) Exhibits:

               2.1 Securities Purchase Agreement dated as of June 30, 2004,by and among Reva, Inc., a Colorado corporation, Blue Ocean Technologies, LLC, a Texas limited liability company, and OutBack Management Services, L.L.C., a Texas limited liability company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2004

                                          REVA, INC.

                                          By: /s/ Dennis McLaughlin
                                             -----------------------
                                          Dennis McLaughlin
                                          Chairman of the Board


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                                  EXHIBIT INDEX

EXHIBITS.

         2.1 Securities Purchase Agreement dated as of June 30, 2004, by and among Reva, Inc., a Colorado corporation, Blue Ocean Technologies, LLC, a Texas limited liability company, and OutBack Management Services, L.L.C., a Texas limited liability company.